                                                                     EXHIBIT 4.1

                               [LOGO of EXTRICITY]
NUMBER                                                                SHARES
EXTY
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 302270 10 3

                                            SEE REVERSE FOR CERTAIN RESTRICTIONS

            THIS CERTIFIES that



            is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES, $.00001 PAR VALUE, OF THE COMMON STOCK OF

                                EXTRICITY, INC.

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                      [CORPORATE SEAL OF EXTRICITY, INC.
                                MARCH 21, 2000
                                   DELAWARE]

/s/ Stephen J. Albertolle                           /s/ Barry M. Ariko
CHIEF FINANCIAL OFFICER                             CHAIRMAN OF THE BOARD,
    AND SECRETARY                          CHIEF EXECUTIVE OFFICER AND PRESIDENT



                                                 COUNTERSIGNED AND REGISTERED:
                                                   EQUISERVE TRUST COMPANY, N.A.
                                                               TRANSFER AGENT
                                                                AND REGISTRAR

                                                     BY /s/ Charlie Mardirosdian
                                                         AUTHORIZED SIGNATURE

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                          (Cust)              (Minor)
                                                                          __________ under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _______________________ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
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|_____________________________________|


__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

____________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17AD-15.